EXHIBIT 99-1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.001 par value, of Complete Genomics, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of January 13, 2012.

PYXIS FUNDS I, on behalf of its series Pyxis
Long/Short Healthcare Fund

	By:	/s/ Alan Head
Name: Alan Head
Title: CCO and AMLO

PYXIS CAPITAL, L.P.

By:	Strand Advisors XVI, Inc., its general partner

	By:	/s/ Thomas Surgent
Name: Thomas Surgent
Title: Secretary

STRAND ADVISORS XVI, INC.

	By:	/s/ Thomas Surgent
	Name:	Thomas Surgent
	Title:	Secretary

CUMMINGS BAY CAPITAL MANAGEMENT,
L.P.

By:	Cummings Bay Capital Management GP, LLC,
its general partner

By:	Highland Capital Management Services, Inc.,
its sole member

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

Joint Filing Agreement

CUMMINGS BAY CAPITAL MANAGEMENT
GP, LLC

By:	Highland Capital Management Services, Inc.,
its sole member

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND CAPITAL MANAGEMENT
SERVICES, INC.

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND CRUSADER OFFSHORE
PARTNERS, L.P.

By:	Highland Crusader Fund GP, L.P., its general partner

By:	Highland Crusader GP, LLC, its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND CRUSADER FUND GP, L.P.

By:	Highland Crusader GP, LLC, its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

Joint Filing Agreement

HIGHLAND CRUSADER GP, LLC

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND CAPITAL MANAGEMENT, L.P.

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

STRAND ADVISORS, INC.

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

/s/ James D. Dondero
James D. Dondero

Joint Filing Agreement